AFL-CIO HOUSING INVESTMENT TRUST The Civic San Francisco, CA

PROJECT DESCRIPTION

This project involved the construction of a 13-story residential building with 162 mixed-income rental units and an underground parking garage in San Francisco's Central Market neighborhood. Project amenities include a residential lobby, open-air ground floor atrium, roof deck and garden, fitness center, and concierge desk.

HIT ROLE

The HIT provided $58 million in financing for The Civic, formerly called 101 Polk, through the purchase of taxable Ginnie Mae construction loan certificates and a permanent loan certificate in February 2014. The HIT worked closely with the mortgage lender, Red Mortgage Capital, LLC, and the developer, Emerald Fund, to structure financing for the $82.8 million project.

SOCIAL IMPACT

The project site is adjacent to the city's Civic Center in the Central Market neighborhood. The area has been slated by the San Francisco Office of Economic and Workforce Development for significant revitalization to create a vibrant urban environment that takes advantage of the neighborhood's transit-rich location and many cultural amenities. The Civic is also helping San Francisco address its shortage of affordable housing, with 19 units reserved for residents earning up to 55% of the area median income.

With its sustainable and green features, The Civic is designed to meet California's GreenPoint Program requirements and exceeds the California Energy Commission's Title 24 requirements, which promote greater energy efficiency.

The project generated an estimated 450 union construction jobs.*

*Job and economic benefit figures in this report are calculated using an IMPLAN input-output model developed by Pinnacle Economics, Inc.

“The HIT will make sure all the work is done union. That means more family- supporting union jobs for our members and more high quality union-built development for the community. ”

—Michael Theriault, Secretary-Treasurer, San Francisco BCTC

ABOUT THE HIT

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record beginning in 1984 that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT's website, aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

AFL-CIO HOUSING INVESTMENT TRUST

2401 Pennsylvania Ave, NW Suite 200

Washington D.C. 20037

T: 202-331-8055  |  F: 202-331-8190  |  www.aflcio-hit.com

10/2018